SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  June 25, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of May 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-11A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-82904                 74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                            3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-4H (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of May 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee. On June 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on June 25, 2002 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  July 9, 2002        By:   /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on June 25, 2002



     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     June 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1      234,221,000.00    234,221,000.00    4,498,718.42     786,882.64     5,285,601.06       0.00        0.00      229,722,281.58
IIA1      95,350,000.00     95,350,000.00    1,535,085.44     444,966.67     1,980,052.11       0.00        0.00       93,814,914.56
IIA2     100,000,000.00    100,000,000.00            0.00     466,666.67       466,666.67       0.00        0.00      100,000,000.00
IIA3     161,930,000.00    161,930,000.00    1,272,466.78     755,673.33     2,028,140.11       0.00        0.00      160,657,533.22
IIA4         578,572.00        578,572.00          598.08           0.00           598.08       0.00        0.00          577,973.92
IIIA      32,486,000.00     32,486,000.00       29,588.86     169,813.59       199,402.45       0.00        0.00       32,456,411.14
IVA      140,270,000.00    140,270,000.00    5,277,826.41     706,100.40     5,983,926.81       0.00        0.00      134,992,173.59
VA        96,728,000.00     96,728,000.00    4,962,386.13     492,932.47     5,455,318.60       0.00        0.00       91,765,613.87
VIA       61,463,000.00     61,463,000.00      833,365.61     282,362.25     1,115,727.86       0.00        0.00       60,629,634.39
IB1        5,108,000.00      5,108,000.00        2,170.70      17,160.70        19,331.40       0.00        0.00        5,105,829.30
IB2        3,239,000.00      3,239,000.00        1,376.45      11,961.32        13,337.77       0.00        0.00        3,237,623.55
IIB1      10,121,000.00     10,121,000.00        7,612.93      48,800.57        56,413.50       0.00        0.00       10,113,387.07
IIB2       8,314,000.00      8,314,000.00        6,253.72      40,087.73        46,341.45       0.00        0.00        8,307,746.28
B3         9,121,000.00      9,121,000.00        6,004.70      41,897.89        47,902.59       0.00        0.00        9,114,995.30
IB4        2,117,000.00      2,117,000.00          899.64       8,523.55         9,423.19       0.00        0.00        2,116,100.36
IB5          872,000.00        872,000.00          370.57       3,510.88         3,881.45       0.00        0.00          871,629.43
IB6          998,822.00        998,822.00          424.46       4,021.50         4,445.96       0.00        0.00          998,397.54
IIB4       5,058,000.00      5,058,000.00        3,804.58      24,388.23        28,192.81       0.00        0.00        5,054,195.42
IIB5       2,167,000.00      2,167,000.00        1,630.00      10,448.65        12,078.65       0.00        0.00        2,165,370.00
IIB6       2,187,529.00      2,187,529.00        1,645.24      10,547.64        12,192.88       0.00        0.00        2,185,883.76
R                100.00            100.00          100.00           0.40           100.40       0.00        0.00                0.00
P                  0.00              0.00            0.00      12,025.00        12,025.00       0.00        0.00                0.00
TOTALS   972,330,023.00    972,330,023.00   18,442,328.72   4,338,772.08    22,781,100.80       0.00        0.00      953,887,694.28

IA2      234,221,000.00    234,221,000.00            0.00     156,147.33       156,147.33       0.00        0.00      229,722,281.58
IIA5      61,364,939.00     61,364,939.00            0.00     286,369.72       286,369.72       0.00        0.00       60,713,874.19
IB1X       5,108,000.00      5,108,000.00            0.00       3,405.33         3,405.33       0.00        0.00        5,105,829.30
IB2X       3,239,000.00      3,239,000.00            0.00       1,079.67         1,079.67       0.00        0.00        3,237,623.55

IB3        2,616,000.00      2,616,000.00        1,111.70      10,532.64        11,644.34       0.00        0.00        2,614,888.30
IIB3       6,505,000.00      6,505,000.00        4,893.00      31,365.25        36,258.25       0.00        0.00        6,500,107.00
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1      86358RP43    1,000.00000000     19.20715230    3.35957339    22.56672570    980.79284770        IA1         4.031488 %
IIA1     86358RP68    1,000.00000000     16.09948023    4.66666670    20.76614693    983.90051977        IIA1        5.600000 %
IIA2     86358RP76    1,000.00000000      0.00000000    4.66666670     4.66666670  1,000.00000000        IIA2        5.600000 %
IIA3     86358RP84    1,000.00000000      7.85812870    4.66666665    12.52479534    992.14187130        IIA3        5.600000 %
IIA4     86358RP92    1,000.00000000      1.03371750    0.00000000     1.03371750    998.96628250        IIA4        0.000000 %
IIIA     86358RQ34    1,000.00000000      0.91081881    5.22728529     6.13810411    999.08918119        IIIA        6.272742 %
IVA      86358RQ42    1,000.00000000     37.62619527    5.03386612    42.66006138    962.37380473        IVA         6.040639 %
VA       86358RQ59    1,000.00000000     51.30247839    5.09606805    56.39854644    948.69752161        VA          6.115282 %
VIA      86358RQ67    1,000.00000000     13.55881766    4.59401998    18.15283764    986.44118234        VIA         5.512824 %
IB1      86358RL88    1,000.00000000      0.42496085    3.35957322     3.78453406    999.57503915        IB1         4.031488 %
IB2      86358RM20    1,000.00000000      0.42496141    3.69290522     4.11786663    999.57503859        IB2         4.431488 %
IIB1     86358RM46    1,000.00000000      0.75219148    4.82171426     5.57390574    999.24780852        IIB1        5.786057 %
IIB2     86358RM53    1,000.00000000      0.75219148    4.82171398     5.57390546    999.24780852        IIB2        5.786057 %
B3       86358RM61    1,000.00000000      0.65833790    4.59356321     5.25190111    999.34166210        B3          5.512276 %
IB4      86358RM79    1,000.00000000      0.42495985    4.02623996     4.45119981    999.57504015        IB4         4.831488 %
IB5      86358RM87    1,000.00000000      0.42496560    4.02623853     4.45120413    999.57503440        IB5         4.831488 %
IB6      86358RM95    1,000.00000000      0.42496060    4.02624291     4.45120352    999.57503940        IB6         4.831488 %
IIB4     86358RN29    1,000.00000000      0.75219059    4.82171412     5.57390471    999.24780941        IIB4        5.786057 %
IIB5     86358RN37    1,000.00000000      0.75219197    4.82171204     5.57390401    999.24780803        IIB5        5.786057 %
IIB6     86358RN45    1,000.00000000      0.75209974    4.82171436     5.57381411    999.24790026        IIB6        5.786057 %
R        86358RQ75    1,000.00000000  1,000.00000000    4.00000000 1,004.00000000      0.00000000        R           4.831488 %
TOTALS                1,000.00000000     18.96714931    4.46224222    23.42939152    981.03285069

IA2      86358RP50    1,000.00000000      0.00000000    0.66666665     0.66666665    980.79284770        IA2         0.800000 %
IIA5     86358RQ26    1,000.00000000      0.00000000    4.66666674     4.66666674    989.39028017        IIA5        5.600000 %
IB1X     86358RL96    1,000.00000000      0.00000000    0.66666601     0.66666601    999.57503915        IB1X        0.800000 %
IB2X     86358RM38    1,000.00000000      0.00000000    0.33333436     0.33333436    999.57503859        IB2X        0.400000 %

IB3      N/A          1,000.00000000      0.42496177    4.02623853     4.45120031    999.57503823        IB3         4.831488 %
IIB3     N/A          1,000.00000000      0.75219062    4.82171407     5.57390469    999.24780938        IIB3        5.786057 %
--------------------------------------------------------------------------------------------------    ---------------------------

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     June 25, 2002

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7959
                              Fax: (212) 946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------



Total Scheduled Principal Amounts                       650,030.99
Group 1 Scheduled Principal Amounts                     105,888.32
Group 2 Scheduled Principal Amounts                     225,810.80
Group 3 Scheduled Principal Amounts                     28,647.99
Group 4 Scheduled Principal Amounts                     130,847.44
Group 5 Scheduled Principal Amounts                     90,234.90
Group 6 Scheduled Principal Amounts                     68,601.54

Total Unscheduled Principal Amounts                     17,792,297.91
Group 1 Unscheduled Principal Amounts                   4,399,283.61
Group 2 Unscheduled Principal Amounts                   2,593,056.72
Group 3 Unscheduled Principal Amounts                   2,302.41
Group 4 Unscheduled Principal Amounts                   5,153,194.85
Group 5 Unscheduled Principal Amounts                   4,876,437.42
Group 6 Unscheduled Principal Amounts                   768,022.90

Total Net Liquidation Proceeds                          0.00
Group 1 Net Liquidation Proceeds                        0.00
Group 2 Net Liquidation Proceeds                        0.00
Group 3 Net Liquidation Proceeds                        0.00
Group 4 Net Liquidation Proceeds                        0.00
Group 5 Net Liquidation Proceeds                        0.00
Group 6 Net Liquidation Proceeds                        0.00

Total Insurance Proceeds                                0.00
Group 1 Insurance Proceeds                              0.00
Group 2 Insurance Proceeds                              0.00
Group 3 Insurance Proceeds                              0.00
Group 4 Insurance Proceeds                              0.00
Group 5 Insurance Proceeds                              0.00
Group 6 Insurance Proceeds                              0.00

Aggregate  Advances                                     0.00
Group 1  Aggregate  Advances                            0.00
Group 2 Aggregate  Advances                             0.00
Group 3 Aggregate  Advances                             0.00
Group 4 Aggregate  Advances                             0.00
Group 5 Aggregate  Advances                             0.00
Group 6 Aggregate  Advances                             0.00

Ending Principal Balance                        953,867,694.29
Group 1 Ending Principal Balance                244,666,750.07
Group 2 Ending Principal Balance                372,886,324.12
Group 3 Ending Principal Balance                 34,076,039.41
Group 4 Ending Principal Balance                141,981,794.30
Group 5 Ending Principal Balance                 96,585,071.37
Group 6 Ending Principal Balance                 63,691,715.02


Current Period Realized Losses                          0.00
Group 1 Current Period Realized Losses                  0.00
Group 2 Current Period Realized Losses                  0.00
Group 3 Current Period Realized Losses                  0.00
Group 4 Current Period Realized Losses                  0.00
Group 5 Current Period Realized Losses                  0.00
Group 6 Current Period Realized Losses                  0.00

Fraud Loss Limit                               19,446,600.00
Bankruptcy Loss Loss Limit                        276,863.00
Special Hazard Loss Loss Limit                 21,173,761.00

Bankruptcy Losses                                       0.00
Group 1 Bankruptcy Losses                               0.00
Group 2 Bankruptcy Losses                               0.00
Group 3 Bankruptcy Losses                               0.00
Group 4 Bankruptcy Losses                               0.00
Group 5 Bankruptcy Losses                               0.00

Fraud Losses                                            0.00
Group 1 Fraud Losses                                    0.00
Group 2 Fraud Losses                                    0.00
Group 3 Fraud Losses                                    0.00
Group 4 Fraud Losses                                    0.00
Group 5 Fraud Losses                                    0.00

Special Hazard Losses                                   0.00
Group 1 Special Hazard Losses                           0.00
Group 2 Special Hazard Losses                           0.00
Group 3 Special Hazard Losses                           0.00
Group 4 Special Hazard Losses                           0.00
Group 5 Special Hazard Losses                           0.00

Servicing Fees                                    278,171.58
Trustee Fees                                        4,456.51


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
-----------------------------
Category                Number           Principal Balance               Percentage
1 Month                     1              511,500.00                  0.21 %
2 Month                     0                    0.00                  0.00 %
3 Month                     0                    0.00                  0.00 %
Total                       1              511,500.00                  0.21 %

 Group 2
-----------------------------
Category                Number           Principal Balance               Percentage
1 Month                    0                    0.00                  0.00 %
2 Month                    0                    0.00                  0.00 %
3 Month                    0                    0.00                  0.00 %
Total                      0                    0.00                  0.00 %

 Group 3
-----------------------------
Category                Number           Principal Balance               Percentage
1 Month                     0                    0.00                  0.00 %
2 Month                     0                    0.00                  0.00 %
3 Month                     0                    0.00                  0.00 %
Total                       0                    0.00                  0.00 %

 Group 4
-----------------------------
Category                Number           Principal Balance           Percentage
1 Month                     2              770,780.20                  0.54 %
2 Month                     0                    0.00                  0.00 %
3 Month                     0                    0.00                  0.00 %
Total                       2              770,780.20                  0.54 %

Group 5
-----------------------------
Category                Number           Principal Balance           Percentage
1 Month                     0                    0.00                  0.00 %
2 Month                     0                    0.00                  0.00 %
3 Month                     0                    0.00                  0.00 %
Total                       0                    0.00                  0.00 %

 Group 6
-----------------------------
Category                Number           Principal Balance           Percentage
1 Month                     1              996,926.36                  1.57 %
2 Month                     0                    0.00                  0.00 %
3 Month                     0                    0.00                  0.00 %
 Total                      1              996,926.36                  1.57 %

 Group Totals
-----------------------------
Category                Number           Principal Balance           Percentage
1 Month                     4            2,279,206.56                  0.24 %
2 Month                     0                    0.00                  0.00 %
3 Month                     0                    0.00                  0.00 %
 Total                      4            2,279,206.56                  0.24 %



Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
-----------------------------
 Number               Principal Balance       Percentage
     0                      0.00                 0.00 %

 Group 2
-----------------------------
 Number               Principal Balance       Percentage
     0                      0.00                 0.00 %

 Group 3
-----------------------------
 Number               Principal Balance       Percentage
     0                      0.00                 0.00 %

 Group 4
-----------------------------
 Number               Principal Balance       Percentage
     0                      0.00                 0.00 %

 Group 5
-----------------------------
 Number               Principal Balance       Percentage
     0                      0.00                 0.00 %

 Group 6
-----------------------------
 Number               Principal Balance       Percentage
     0                      0.00                 0.00 %

 Group Totals
-----------------------------
 Number               Principal Balance       Percentage
     0                      0.00                 0.00 %

                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
